Winner Medical Obtains Cotton Processing Certificate from the State Development and Reform Commission

Certificate Clears Path to Obtaining Cotton Processing Business License
-Future Quality Control and Operating Optimization Benefits

SHENZHEN, China, January 20, 2011 /PRNewswire-Asia/ -- Winner Medical Group Inc. (Nasdaq: WWIN), ("Winner Medical") a leading manufacturer of medical dressings, medical disposables and non-woven fabric made from 100% natural PurCotton® products in China, today announced that one of its subsidiaries, Huanggang Winner Cotton Co., Ltd., (“Huanggang Cotton”), was recently awarded a Cotton Processing Certificate by the State Development and Reform Commission.

This certificate, granted on December 21, 2010 after a rigorous application and inspection process from the Hubei Provincial Develop and Reform Commission, the Provincial Fiber Inspection Bureau in Hubei Province and Hubei Agricultural Development Bank, allows Huanggang Cotton to obtain a Cotton-Processing Business License from the Hubei Administration for Industry & Commerce, which the Company expects to occur by the end of January, 2011. With that license, Huanggang Cotton will become one of 147 wholesale manufacturers in Hubei Province licensed with a cotton processing license. Winner currently purchases all of its cotton from domestic suppliers in Hubei and Xinjiang provinces.

Mr. Jianquan Li, Founder, President and Chief Executive Officer of Winner Medical commented, “This is an important strategic milestone for Winner Medical. The ability to process our own cotton seed will expand our vertically integrated operating process upstream and will provide us with more stringent quality controls. By internalizing this process, we expect to substantially increase the consistency and quality of our processed cotton, reduce our raw material and production costs and improve our product quality.”

About Winner Medical:

Winner Medical is a leading medical disposable products manufacturer in China, with business operations consisting of manufacturing, researching, developing and marketing cotton-based medical dressings and medical disposables, as well as consumer products. The Company has ten wholly-owned operating subsidiaries and three joint ventures, which manufacture tailored medical disposables and dressings, as well as non-woven fabric made from 100% natural cotton.  With a vertically integrated supply chain ranging from spinning fabric to finished goods, the Company provides its customers with a wide range of products, from surgical and wound care to consumer. The Company sells and markets its medical products and 100% natural cotton non-woven jumbo rolls in China and abroad. For nine consecutive years, the Company has been ranked as one of the top medical dressing exporters in China, with the United States, Europe, China and Japan being its most important markets. In addition, the Company distributes finished cotton non-woven consumer products under its own "PurCotton" brand name in China. With more than 20 years of international experience in the medical dressings and disposables field, the Company has a deep market understanding. This provides Winner Medical with a solid foundation, upon which it plans to expand by growing its medical grade 100% cotton retail business. To learn more about Winner Medical, please visit Winner Medical's web site at: http://ir.winnermedical.com.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein, are "forward-looking statements" including statements regarding Winner Medical and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions and involve known and unknown risks and uncertainties. Although Winner Medical believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

For more information, please contact:

Company:	Huixuan Chen (Fiona)
Investor Relations Manager
Winner Medical Group Inc.
Tel: +86-755-2806-6858
+86-755-2813-8888 (ext. 691)
Email: investors@winnermedical.com
Web: http://ir.winnermedical.com

Investors:	Scott Powell
HC International, Inc.
Tel: +1-212-301-7130
Email: scott.powell@hcinternational.net
Web: http://www.hcinternational.net

Source: Winner Medical Group Inc.